UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-38445	36-4787690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 944-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02            Results of Operations and Financial Condition.

On May 7, 2020, Helius Medical Technologies, Inc. (the “Registrant”) issued a press release announcing its financial results for the quarter ended March 31, 2020, as well as information regarding a conference call to discuss these financial results and the Registrant’s recent corporate highlights. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Registrant’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On May 1, 2020, Dr. Huaizheng Peng notified the Board of Directors (the “Board”) of the Company that he resigned from the Board, effective May 1, 2020. Dr. Peng’s did not resign from the Board due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01            Other Events.

As previously reported, on April 13, 2020, the Company was granted a $323,000 loan under the Paycheck Protection Program (the “PPP Loan”) established under the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”). The Company planned to use the proceeds from the PPP Loan for covered payroll costs, rent and utilities in accordance with the relevant terms and conditions of the CARES Act. However, based upon subsequent guidance issued by the Federal Government, including a presumption that no publicly traded companies are eligible for a PPP loan, the Company intends to return the PPP Loan proceeds within the time period imposed under these new guidelines out of an abundance of caution, subject to any additional guidance that may be issued by the Federal Government on eligibility criteria for public companies who have already been granted PPP loans.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated May 7, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Dated: May 7, 2020	By:	/s/ Joyce LaViscount
Joyce LaViscount Chief Financial Officer